UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-02201

                                 RIVUS BOND FUND
               (Exact name of registrant as specified in charter)

                                 113 King Street
                                ARMONK, NY 10504
               (Address of principal executive offices) (Zip code)

                                Clifford D. Corso
                                 113 King Street
                                ARMONK, NY 10504
                     (Name and address of agent for service)

                  Registrant's telephone number, including area
                               code: 914-273-4545

                        Date of fiscal year end: MARCH 31

                  Date of reporting period: SEPTEMBER 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


RIVUS BOND FUND SHAREHOLDER LETTER - 09/30/08

OCTOBER 23, 2008

TO FELLOW SHAREHOLDERS:

The six months period ended September 30, 2008, registered some of the worst returns in the fixed income markets in their history. The declining housing market, credit crunch and related liquidity crisis continued to cause significant losses in the financial sector, and as predicted, the impact of this crisis has spread across various key sectors of the economy. Investor anxiety over the US financial sector that began with the failure of Bear Stearns was validated in spectacular fashion in the third quarter. The list of failures, firms placed into conservatorship, or firms sold at a fraction of their historical value has been remarkable. Bear Stearns, Fannie Mae, Freddie Mac, Indymac, Lehman Brothers, Merrill Lynch, AIG, Washington Mutual and Wachovia Bank among others are just a sampling of the many names that have fallen in this crisis. Even the most revered firms on Wall Street, Goldman Sachs and Morgan Stanley, are modifying their business models and will now operate as bank holding companies. Indeed, there is little doubt in the minds of most economists that we are in the midst of a global recession which is being felt across a broad swath of the economy, for example, the automotive sector, retailers, gaming and leisure, and home construction are some of the sectors under great stress.

The policy response to the unprecedented issues in the financial markets has been significant, matching the magnitude of the crisis. However, many of the actions have been confusing for investors and the markets as a whole. For instance, Bear Stearns was acquired by JP Morgan with government assistance while Lehman Brothers was allowed to fail; AIG was extended a massive loan at onerous terms while subsequently many U.S. banks will receive capital at attractive levels. The $700Bn Troubled Asset Relief Program (TARP) initially failed to pass Congress but eventually was approved. Clearly the uncertainty about the nature of the government actions, and the impact those actions have on various institutions and their existing securities, did not initially help matters and might have contributed to some of the freeze in the markets. Now that a clearer picture is beginning to emerge, we believe that the economy will avoid a depression, but may still feel the impacts of a hard recession. The actions that have been taken, including a coordinated 50 basis point rate cut by the Federal Reserve, European Central Bank (ECB), Bank of England, Swedish Riksbank and the Swiss National Bank; the deposit guarantees for all types of accounts; the facility to buy commercial paper and the equity injections into banks are important steps in stabilizing the financial system.

The credit freeze and the continued deterioration in the US housing market, and now the concerns over a deep economic recession have put considerable pressure on all financial assets with the exception of the highest quality securities, representing a continued flight to quality. US Treasuries delivered a positive total return of 0.15% for the six months reflecting the aversion to risk despite low absolute yields, the investment grade credit index had a negative 7.23% return and High Yield bonds posted a negative 7.28% return. Equities had another difficult six months with the Standard & Poor's 500 Index posting a return of negative 10.87%. For the investment grade credit index, the third quarter of 2008 marked one of the worst performances on record in terms of excess return.

As of September 30, 2008, the Fund had a Net Asset Value ("NAV") of $17.02 per share. This represents a 10.47% decrease from $19.01 per share at March 31, 2008. On September 30, 2008, the Fund's closing price on the New York Stock Exchange was $14.00 per share, representing a 17.74% discount to the NAV per share, compared with a 9.84% discount as of March 31, 2008. The market trading discount has narrowed to 13.29% as of market close on October 22, 2008 but remains wide and volatile to historical norms, reflective of the dislocation in the markets.

One of the primary objectives of the Fund is to maintain its high level of income. On September 10, 2008 the Board of Directors declared a dividend payment of $0.2875 per share payable October 30, 2008 to shareholders of record on October 3, 2008. The dividend was unchanged from the prior quarter and has been for the last 15 quarters. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.15 per share in dividends, representing a 8.77% Dividend Yield based on the market price on October 23, 2008 of $13.12 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio. This analysis will be given greater scrutiny in the current environment of unprecedented volatility, market uncertainty and increasing risk of corporate defaults due to a potential hard recession.

Another primary objective of the Fund is to deliver a competitive total return. The table below compares the performance of the Fund to the Lehman Investment Grade Credit Index benchmark and the fund's Peer average:

   TOTAL RETURN-PERCENTAGE CHANGE (ANNUALIZED FOR PERIODS LONGER THAN 1 YEAR)
       IN NET ASSET VALUE PER SHARE WITH ALL DISTRIBUTIONS REINVESTED(1)

                                             QUARTER   6 MONTHS    1 YEAR     2 YEARS    5 YEARS   10 YEARS
                                               TO         TO         TO         TO         TO         TO
                                            09/30/08   09/30/08   09/30/08   09/30/08   09/30/08   09/30/08
                                            --------   --------   --------   --------   --------   --------
Rivus Bond Fund(2).......................    -7.08%     -7.63%     -8.05%     -1.84%      0.80%      3.42%
Lehman Investment Grade Credit Index(3)..    -6.38%     -7.23%     -4.79%     -0.38%      1.94%      4.50%
Peer Group Average(4)....................    -7.85%     -8.51%     -9.85%     -3.01%      1.59%      4.02%

----------
(1) This is historical information and should not be construed as indicative of any likely future performance

(2)  Source: Lipper Inc.

(3)  Comprised primarily of US investment grade corporate bonds (Funds
     Benchmark)

(4) Consists of a group of funds that the fund has historically compared itself against

The Fund's performance for the 5 and 10 year historical periods was reduced by the impact of the 4.5% dilution of net asset value resulting from the rights offering during the December 2003 quarter. Adjusting for the impact of dilution, we estimate the performance for the 5 year period was 1.31% and for the 10 year period was 3.77%.

The returns for the three-, six- and twelve-month periods ended September 30, 2008, relative to the benchmark, were negatively impacted by the disproportionate spread widening of High Yield bonds, in which the Fund had a significant allocation relative to the Investment Grade Credit Index. This was particularly true for the 12 month timeframe. Although the High Yield allocation reduced the Fund's performance in the quarter and for the year, it continues to generate a steady stream of income which has helped sustain the dividend. The performance also looks decidedly better in comparison with the average of the peer group where the Fund outperformed the peer-average by 77 basis points during the quarter, 88 basis points for the six months and by 180 basis points for the 12 month period. It is clear that all funds striving to sustain income in an environment of extreme flight to quality were hard hit relative to an Investment Grade Credit benchmark.

The Fund's performance will continue to be subject to the impact of trends in longer term interest rates and to trends in relative yield spreads on corporate bonds. While event risk was a major concern in the market throughout 2006 and the first half of 2007, and slowing gross domestic product growth was the concern in the second half of 2007; the concern in 2008 and going into 2009 is the magnitude of the recession and resulting default risk. Indeed, with continued trouble in the financial markets, limited credit availability, increasing unemployment (6.1% as of September) and weaker consumer spending, we believe the real debate should be about the depth, breadth, and duration of the recession and not whether there is a recession.

Consistent with our cautious view, we continue to emphasize diversification and reduction of risk within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund's long-term invested assets as of September 30, 2008:

         PERCENT OF TOTAL INVESTMENT (LOWER OF S&P AND MOODY'S RATINGS)

                                  (PIE CHART)

AAA         17.3%
AA           7.0%
A           27.4%
BBB         34.2%
BB           8.6%
B & Lower    5.5%

The portfolio quality composition has remained stable over the last six months. During the six-month period, portfolio turnover was approximately 11%. We added higher rated corporate and asset-backed securities that offered attractive spreads and diversification and sold bonds that did not provide an attractive risk/return profile. While we successfully avoided exposure to the defaults of Lehman Brothers and Washington Mutual, the portfolio has bonds that may have a higher risk of default. We continually monitor these credits and look for opportunities to reduce these exposures in an efficient manner.

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to NAV or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact PNC Global Investment Servicing (U.S.) Inc., the Fund's Transfer Agent and Dividend Paying Agent, at 1-800-331-1710. The Fund's investment adviser, MBIA Capital Management Corp., may be reached at 914-765-3272.

Sincerely,


/s/ Clifford D. Corso
Clifford D. Corso
President

SCHEDULE OF INVESTMENTS (UNAUDITED)                           SEPTEMBER 30, 2008

                                                                                 MOODY'S/
                                                                                STANDARD &
                                                                                  POOR'S        PRINCIPAL        VALUE
                                                                                 RATING(a)   AMOUNT (000'S)     (NOTE 1)
                                                                                ----------   --------------   -----------
LONG-TERM DEBT SECURITIES (96.20%)
AUTOMOTIVE (3.29%)
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 ..................................    Caa1/CCC        $1,000       $   460,000
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32 ...........................    Caa1/CCC         1,060           477,000
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 7.00%, 10/01/13 ................      B1/B-          1,000           614,557
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.00%, 12/15/16 ................      B1/B-          1,000           632,278
General Motors Acceptance Corp. LLC, Sr. Unsec. Notes, 7.25%, 03/02/11 ......      B3/B-          1,000           472,982
Meritor Automotive, Inc., Co. Gty., 6.80%, 02/15/09 .........................      B2/B              87            86,565
                                                                                                              -----------
                                                                                                                2,743,382
                                                                                                              -----------
CHEMICALS (0.79%)
Nova Chemicals Co., Sr. Unsec. Notes, 6.50%, 01/15/12 .......................     Ba3/B+            500           445,000
Westlake Chemicals, Gtd., 6.625%, 01/15/16 ..................................     Ba3/BB+           250           212,500
                                                                                                              -----------
                                                                                                                  657,500
                                                                                                              -----------
DIVERSIFIED FINANCIAL SERVICES (19.33%)
Bank of America Corp., Sub. Notes, 5.42%, 03/15/17 ..........................     Aa3/A+          1,000           796,002
Bear Stearns Co., Inc., Sr. Unsec. Notes, 7.25%, 02/01/18 ...................     Aa2/AA-           500           481,187
BNP Paribas, Sub. Notes, 5.186%, 06/29/49, 144A(b) ..........................     Aa3/AA-         1,000           766,013
Citigroup Capital XXI, Co. Gty., 8.30%, 12/21/57(b) .........................      A1/A           1,000           745,061
Cobank, ACB, Sub. Notes, 7.875%, 04/16/18, 144A .............................      NA/A             500           481,512
General Electric Capital Corp., Sr. Unsec. Notes, 6.00%, 06/15/12 ...........     Aaa/AAA         1,725         1,664,925
General Electric Capital Corp., Sr. Unsec. Notes, 6.125%, 02/22/11 ..........     Aaa/AAA         1,000           993,701
HSBC America Capital Trust II, Co. Gty., 8.38%, 05/15/27, 144A ..............      NA/A           2,500         2,242,248
HSBC Finance Corp., Sr. Unsec. Notes, 6.75%, 05/15/11 .......................     Aa3/AA-         1,500         1,507,756
ICICI Bank Ltd., Unsub. Notes, 5.75%, 01/12/12, 144A ........................    Baa2/BBB-        1,000           898,800
JP Morgan Chase Bank NA, Sub. Notes, 6.00%, 10/01/17 ........................     Aa1/AA-         1,000           916,587
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 ......................     Aaa/AA+           500           552,878
Merrill Lynch & Co. Inc., Notes, 6.875%, 04/25/18 ...........................      A2/A           1,000           884,750
Merrill Lynch & Co. Inc., Sub. Notes, 7.75%, 05/14/38 .......................      A3/A-            500           420,240
Sanwa Bank Ltd., Sr. Sub. Notes, 7.40%, 06/15/11 ............................      Aa3/A            500           533,140
UBS PFD Funding Trust I, Co. Gty., 8.622%, 10/29/49(b) ......................      A1/A           1,000           966,550
UBS PFD Funding Trust V, Co. Gty., 6.243%, 05/29/49(b) ......................      A1/A             500           385,270
Wachovia Capital Trust III, Bank Gtd., 5.80%, 03/15/65(b) ...................      A3/A-          1,000           420,000
Wells Fargo Capital XV, 9.75%, 12/29/49(b) ..................................     Aa2/AA-           500           485,000
                                                                                                              -----------
                                                                                                               16,141,620
                                                                                                              -----------
ENERGY (7.01%)
Anadarko Petroleum Corp., Sr. Unsec. Notes, 5.95%, 09/15/16 .................    Baa3/BBB-          700           643,380
Apache Corp., Sr. Unsec. Notes, 7.70%, 03/15/26 .............................      A3/A-            500           518,522
Chesapeake Energy Corp., Co. Gty., 7.50%, 09/15/13 ..........................     Ba3/BB            500           483,750
Petrobras International Finance Co., Sr. Unsub. Notes, 6.125%, 10/06/16 .....    Baa1/BBB           750           706,875
Transocean, Inc., Sr. Unsec. Notes, 7.50%, 04/15/31 .........................    Baa2/BBB+          500           499,979
Western Atlas, Inc., Sr. Unsec. Notes, 8.55%, 06/15/24 ......................      A2/A           2,539         2,999,724
                                                                                                              -----------
                                                                                                                5,852,230
                                                                                                              -----------
GAMING, LODGING & LEISURE (1.19%)
Starwood Hotels & Resorts Worldwide, Inc., Gtd., 7.875%, 05/01/12 ...........    Baa3/BBB-        1,000           991,930
                                                                                                              -----------
HOME BUILDERS (0.99%)
Centex Corp., Sr. Unsec. Notes, 5.45%, 08/15/12 .............................     Ba2/BB          1,000           830,000
                                                                                                              -----------

   The accompanying notes are an integral part of these financial statements.

                                                                                 MOODY'S/
                                                                                STANDARD &
                                                                                  POOR'S        PRINCIPAL        VALUE
                                                                                 RATING(a)   AMOUNT (000'S)     (NOTE 1)
                                                                                ----------   --------------   -----------
INDUSTRIAL (0.82%)
Belden, Inc., Sr. Sub. Notes, 7.00%, 03/15/17 ...............................    Ba1/BB-         $  250       $   222,500
L-3 Communications Corp., Co. Gty., 6.125%, 07/15/13 ........................    Ba3/BB+            500           465,000
                                                                                                              -----------
                                                                                                                  687,500
                                                                                                              -----------
INSURANCE (5.30%)
AIG Sunamerica Global Finance VI, Sr. Sec. Notes, 6.30%, 05/10/11, 144A .....    Aa3/A+           1,000           810,336
American International Group Inc., Debs., 8.175%, 05/15/58, 144A(b) .........    A3/BBB           1,000           160,194
Hartford Financial Services Group Inc., Sr. Unsec. Notes, 6.00%, 01/15/19 ...     A2/AE             500           437,406
Metlife, Inc., Sr. Unsec. Notes, 6.817%, 08/15/18 ...........................     A2/A              500           473,102
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11(c) ........................     WR/NR           1,500         1,545,000
Sunamerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23 ........................     A2/A-             750           515,293
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12 ................................    Baa1/A-            500           480,142
                                                                                                              -----------
                                                                                                                4,421,473
                                                                                                              -----------
MEDIA (12.14%)
Comcast Corp., Gtd., 7.05%, 03/15/33 ........................................   Baa2/BBB+         2,000         1,793,744
Dex Media West, LLC, Sr. Sub. Notes, 9.875%, 08/15/13 .......................     B1/B+             500           310,000
Dex Media West, LLC, Sr. Unsec. Notes, 8.50%, 08/15/10 ......................    B1/BB-             500           441,250
Harcourt General, Inc., Sr. Debs., 8.875%, 06/01/22 .........................     WR/A-           2,000         2,477,336
Idearc, Inc., Co. Gty., 8.00%, 11/15/16 .....................................     B3/B-             500           136,250
News America Holdings, Inc., Co. Gty., 7.90%, 12/01/95 ......................   Baa1/BBB+         1,400         1,360,191
Quebecor World Capital Corp., Gtd., 6.125%, 11/15/13(d) .....................     WR/NR           1,000           305,000
Time Warner, Inc., Sr. Unsec. Notes, 9.15%, 02/01/23 ........................   Baa2/BBB+         3,000         3,109,209
Viacom, Inc., Co. Gty., 7.875%, 07/30/30 ....................................   Baa3/BBB            250           206,541
                                                                                                              -----------
                                                                                                               10,139,521
                                                                                                              -----------
MINING (2.28%)
Barrick North America Finance LLC, Co. Gty., 6.80%, 09/15/18 ................    Baa1/A-            500           474,833
Freeport-McMoran C&G, Sr. Unsec. Notes, 8.375%, 04/01/17 ....................   Ba2/BBB-            500           492,500
Vale Overseas Ltd., Co. Gty., 6.25%, 01/23/17 ...............................   Baa2/BBB+         1,000           934,440
                                                                                                              -----------
                                                                                                                1,901,773
                                                                                                              -----------
PAPER (2.13%)
Abitibi-Consolidated, Inc., Sr. Unsec. Notes, 8.85%, 08/01/30 ...............   Caa2/CCC+           500           120,000
Smurfit Capital Funding PLC, Co. Gty., 7.50%, 11/20/25 ......................    Ba2/BB+          2,000         1,660,000
                                                                                                              -----------
                                                                                                                1,780,000
                                                                                                              -----------
PHARMACEUTICALS (1.23%)
Amgen Inc., Sr. Notes, 6.15%, 06/01/18 ......................................     A3/A+             500           488,227
Monsanto Co. (Pharmacia Corp.), Sr. Unsec. Notes, 6.50%, 12/01/18 ...........    Aa1/AAA            500           542,128
                                                                                                              -----------
                                                                                                                1,030,355
                                                                                                              -----------
REAL ESTATE INVESTMENT TRUST (REIT) (5.21%)
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.40%, 12/01/13 ..........   Baa1/BBB+           750           699,701
Host Marriott LP, Sr. Sec. Notes, 7.00%, 08/15/12 ...........................    Ba1/BB             500           446,250
iStar Financial, Inc., Sr. Unsec. Notes, 6.00%, 12/15/10 ....................    Ba1/BBB          1,000           597,500
iStar Financial, Inc., Sr. Unsec. Notes, 8.625%, 06/01/13 ...................    Ba1/BBB            500           260,000
Liberty Property LP, Sr. Notes, 7.50%, 01/15/18 .............................   Baa2/BBB          1,000           949,082
Nationwide Health Properties, Inc., Sr. Unsec. Notes, 6.00%, 05/20/15 .......   Baa3/BBB-           500           471,987
Prologis, Sr. Unsec. Notes, 5.50%, 04/01/12 .................................   Baa1/BBB+           500           479,449
WEA Finance, LLC, Sr. Notes, 7.125%, 04/15/18, 144A .........................     A2/A-             500           449,502
                                                                                                              -----------
                                                                                                                4,353,471
                                                                                                              -----------

   The accompanying notes are an integral part of these financial statements.

                                                                                 MOODY'S/
                                                                                STANDARD &
                                                                                  POOR'S        PRINCIPAL        VALUE
                                                                                 RATING(a)   AMOUNT (000'S)     (NOTE 1)
                                                                                ----------   --------------   -----------
RETAIL & RESTAURANT (2.85%)
Autonation, Inc., Co. Gty., 7.00%, 04/15/14 .................................     Ba2/BB+        $  500       $   435,000
Darden Restaurants, Inc., Sr. Unsec. Notes, 7.125%, 02/01/16 ................    Baa3/BBB           500           464,639
JC Penney Co., Inc., Sr. Unsec. Notes, 8.00%, 03/01/10 ......................    Baa3/BBB-        1,000         1,020,051
Yum! Brands, Inc., Sr. Unsec. Notes, 6.25%, 03/15/18 ........................    Baa3/BBB-          500           463,616
                                                                                                              -----------
                                                                                                                2,383,306
                                                                                                              -----------
TELECOMMUNICATIONS (8.97%)
Deutsche Telekom International Finance BV, Gtd., 8.75%, 06/15/30 ............    Baa1/BBB+        2,000         1,934,120
France Telecom SA, Sr. Unsub. Notes, 7.75%, 03/01/11(e) .....................      A3/A-            750           787,118
GTE Corp., Co. Gty., 6.94%, 04/15/28 ........................................     Baa1/A          1,500         1,272,770
SBC Communications, Inc., Sr. Unsec. Notes, 5.875%, 08/15/12 ................      A2/A             500           499,940
Sprint Capital Corp., Co. Gty., 6.90%, 05/01/19 .............................     Baa3/BB         1,250           968,750
Valor Telecommunications Enterprises Finance Corp., Co. Gty.,
   7.75%, 02/15/15 ..........................................................    Baa3/BBB           500           476,445
Verizon Global Funding Corp., Sr. Unsec. Notes, 7.75%, 12/01/30 .............      A3/A           1,646         1,554,950
                                                                                                              -----------
                                                                                                                7,494,093
                                                                                                              -----------
TRANSPORTATION (3.46%)
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(b) .........................    Baa3/BBB-          250           204,713
Erac USA Finance, Co., Co. Gty., 7.00%, 10/15/37, 144A ......................    Baa2/BBB         1,000           704,313
Federal Express Corp., Sr. Unsec. Notes, 9.65%, 06/15/12 ....................    Baa2/BBB         1,750         1,978,772
                                                                                                              -----------
                                                                                                                2,887,798
                                                                                                              -----------
UTILITIES (7.27%)
Avista Corp., 5.95%, 06/01/18 ...............................................    Baa2/BBB+          500           461,052
Dominion Resources, Inc., Sr. Unsub., Series 07-A, 6.00%, 11/30/17 ..........     Baa2/A-           500           473,820
DPL, Inc., Sr. Notes, 8.00%, 03/31/09(f) ....................................      NR/NR          1,000         1,017,250
Hydro-Quebec, Gtd., 8.25%, 04/15/26 .........................................     Aa2/A+          1,550         2,081,247
Midamerican Funding LLC, Sr. Sec. Bonds, 6.927%, 03/01/29 ...................     A3/BBB+           500           532,710
NSTAR, Unsec. Notes, 8.00%, 02/15/10 ........................................      A2/A             500           524,030
Ohio Power Co., Sr. Unsec. Notes, 6.00%, 06/01/16 ...........................     A3/BBB            500           477,080
Old Dominion Electric Coop., Sec. Bonds, 6.25%, 06/01/11 ....................     Aa3/AA            500           505,110
                                                                                                              -----------
                                                                                                                6,072,299
                                                                                                              -----------
MORTGAGE BACKED SECURITIES (10.52%)
FHLMC Pool # A15675, 6.00%, 11/01/33 ........................................     Aaa/AAA           891           906,349
FHLMC Pool # B11892, 4.50%, 01/01/19 ........................................     Aaa/AAA         1,208         1,189,155
FNMA Pool # 754791, 6.50%, 12/01/33 .........................................     Aaa/AAA         1,175         1,211,959
FNMA Pool # 763852, 5.50%, 02/01/34 .........................................     Aaa/AAA         2,020         2,017,954
FNMA Pool # 889554, 6.00%, 04/01/38 .........................................     Aaa/AAA         1,930         1,956,626
GNSF Pool # 417239, 7.00%, 02/15/26 .........................................     Aaa/AAA            48            50,368
GNSF Pool # 780374, 7.50%, 12/15/23 .........................................     Aaa/AAA            23            24,995
Meristar Commercial Mortgage Trust, Series 1999-C1, Class C,
   8.29%, 03/03/16, 144A ....................................................     Aaa/AAA           500           517,707
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A3,
   5.679%, 10/15/48 .........................................................     Aaa/AAA           500           441,680
Wells Fargo Mortgage Backed Securities Trust, Series 2007-10, Class 1A19,
   6.00%, 07/25/37 ..........................................................     Aaa/NA            473           466,935
                                                                                                              -----------
                                                                                                                8,783,728
                                                                                                              -----------

   The accompanying notes are an integral part of these financial statements.

                                                                                 MOODY'S/
                                                                                STANDARD &
                                                                                  POOR'S        PRINCIPAL        VALUE
                                                                                 RATING(a)   AMOUNT (000'S)     (NOTE 1)
                                                                                ----------   --------------   -----------
ASSET BACKED SECURITIES (1.42%)
CPS Auto Trust, Series 2007-C, Class A3, 5.43%, 05/15/12, 144A(c) ...........     Aaa/AAA        $  590       $   559,114
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1,
   5.90%, 03/25/37 ..........................................................     Aaa/AAA           638           628,675
                                                                                                              -----------
                                                                                                                1,187,789
                                                                                                              -----------
TOTAL INVESTMENTS (96.20%)
   (Cost $90,462,300) .......................................................                                 $80,339,768
                                                                                                              -----------
OTHER ASSETS AND LIABILITIES (3.80%) ........................................                                   3,172,273
                                                                                                              -----------
NET ASSETS (100.00%) ........................................................                                 $83,512,041
                                                                                                              ===========

----------
(a) Ratings for debt securities are unaudited. All ratings are as of September 30, 2008 and may have changed subsequently.

(b)  Variable rate security. Rate disclosed is as of September 30, 2008.

(c)  Security was valued using fair value procedures as of September 30, 2008.

(d)  Security is in default.

(e)  Multi-Step Coupon. Rate disclosed is as of September 30, 2008.

(f)  Security rated BBB+ by Fitch.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2008, these securities amounted to 9.09% of net assets.

Legend

Co. Gty. - Company Guaranty
Debs. - Debentures
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association
GNSF - Government National Mortgage Association (Single Family)
Gtd. - Guaranteed
NA - Not Available
NR - Not Rated
Sec. - Secured
Sr. - Senior
Sub. - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
WR - Withdrawn Rating

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
SEPTEMBER 30, 2008

Assets:
   Investment in securities, at value (amortized cost $90,462,300)
      (Note 1) .......................................................                  $ 80,339,768
   Cash ..............................................................                     1,534,209
   Interest receivable ...............................................                     1,702,690
   Prepaid expenses ..................................................                        19,181
                                                                                        ------------
      TOTAL ASSETS ...................................................                    83,595,848
                                                                                        ------------
Liabilities:
   Payable to Investment Adviser .....................................                        34,342
   Accrued expenses payable ..........................................                        49,465
                                                                                        ------------
      TOTAL LIABILITIES ..............................................                        83,807
                                                                                        ------------
   Net assets: (equivalent to $17.02 per share based on 4,907,678
      shares of capital stock outstanding) ...........................                  $ 83,512,041
                                                                                        ============
NET ASSETS consisted of:
   Par value .........................................................                  $  4,907,678
   Capital paid-in ...................................................                    91,975,447
   Accumulated net investment loss ...................................                      (825,261)
   Accumulated net realized loss on investments ......................                    (2,423,291)
   Net unrealized depreciation on investments ........................                   (10,122,532)
                                                                                        ------------
                                                                                        $ 83,512,041
                                                                                        ============

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008

Investment Income:
   Interest ..........................................................                  $  3,073,340
   Other income ......................................................                         1,875
                                                                                        ------------
      Total Investment Income ........................................                     3,075,215
                                                                                        ------------
Expenses:
   Investment advisory fees (Note 4) .................................   $    224,727
   Transfer agent fees ...............................................         18,405
   Trustees' fees ....................................................         33,780
   Audit fees ........................................................         10,475
   Legal fees and expenses ...........................................        223,237
   Reports to shareholders ...........................................         13,329
   Custodian fees ....................................................          7,624
   Insurance .........................................................         26,250
   NYSE fee ..........................................................         12,500
   Miscellaneous .....................................................         63,795
                                                                         ------------
      Total Expenses .................................................                       634,122
                                                                                        ------------
         Net Investment Income .......................................                     2,441,093
                                                                                        ------------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized gain from security transactions ......................                       (31,243)
                                                                                        ------------
Unrealized appreciation (depreciation) of investments:
   Beginning of the period ...........................................       (764,288)
   End of the period .................................................    (10,122,532)
                                                                         ------------
      Change in unrealized depreciation of investments ...............                    (9,358,244)
                                                                                        ------------
         Net realized and unrealized gain (loss) on investments ......                    (9,389,487)
                                                                                        ------------
Net decrease in net assets resulting from operations .................                  $ (6,948,394)
                                                                                        ============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             SIX MONTHS ENDED
                                                                            SEPTEMBER 30, 2008     YEAR ENDED
                                                                                (UNAUDITED)      MARCH 31, 2008
                                                                            ------------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ................................................      $ 2,441,093        $ 5,405,579
   Net realized gain (loss) from security transactions (Note 2) .........          (31,243)           296,486
   Change in unrealized depreciation of investments .....................       (9,358,244)        (4,973,064)
                                                                               -----------        -----------
      Net increase (decrease) in net assets resulting from operations ...       (6,948,394)           729,001
                                                                               -----------        -----------
Distributions:
   Distributions to shareholders from net investment income .............       (2,821,916)        (5,643,833)
                                                                               -----------        -----------
   Decrease in net assets ...............................................       (9,770,310)        (4,914,832)
Net Assets:
   Beginning of period ..................................................       93,282,351         98,197,183
                                                                               -----------        -----------
   End of period ........................................................      $83,512,041        $93,282,351
                                                                               ===========        ===========
   Accumulated net investment loss ......................................      $  (825,261)       $  (444,438)
                                                                               ===========        ===========

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                        SIX MONTHS ENDED                   YEAR ENDED MARCH 31,
                                                       SEPTEMBER 30, 2008   --------------------------------------------------
                                                          (UNAUDITED)         2008       2007      2006      2005       2004
                                                       ------------------   -------    -------   -------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...............        $ 19.01         $ 20.01    $ 19.72   $ 20.62   $  21.32   $  21.50
                                                            -------         -------    -------   -------   --------   --------
   Net investment income (1) .......................           0.50            1.10       1.09      1.10       1.14       1.29
   Net realized and unrealized gain (loss)
      on investments (1) ...........................          (1.91)          (0.95)      0.35     (0.85)     (0.59)      0.83
                                                            -------         -------    -------   -------   --------   --------
Total from investment operations ...................          (1.41)           0.15       1.44      0.25       0.55       2.12
                                                            -------         -------    -------   -------   --------   --------
Capital share transaction:
   Dilution of the net asset value from rights
      offering (Note 6) ............................             --              --         --        --         --      (0.97)
                                                            -------         -------    -------   -------   --------   --------
Less distributions:
   Dividends from net investment income ............          (0.58)          (1.15)     (1.15)    (1.15)     (1.14)     (1.27)
   Distributions from tax return of capital ........             --              --         --        --      (0.11)     (0.06)
                                                            -------         -------    -------   -------   --------   --------
Total distributions ................................          (0.58)          (1.15)     (1.15)    (1.15)     (1.25)     (1.33)
                                                            -------         -------    -------   -------   --------   --------
Net asset value, end of period .....................        $ 17.02         $ 19.01    $ 20.01   $ 19.72   $  20.62   $  21.32
                                                            =======         =======    =======   =======   ========   ========
Per share market price, end of period ..............        $ 14.00         $ 17.14    $ 18.30   $ 17.75   $  18.26   $  19.51
                                                            =======         =======    =======   =======   ========   ========
TOTAL INVESTMENT RETURN (1)
   Based on market value ...........................         (15.57)%         (0.10)%     9.93%     3.52%      0.22%      1.13%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ...............        $83,512         $93,282    $98,197   $96,759   $101,181   $104,628
Ratio of expenses to average net assets ............           1.40%*          0.88%      1.00%     0.90%      0.89%      0.86%
Ratio of net investment income to average net
   assets ..........................................          5.39%*          5.66%      5.57%     5.42%      5.43%      5.57%
Portfolio turnover rate ............................          10.95%          17.25%     25.90%    24.33%      6.78%     11.99%
Number of shares outstanding at the end of the
   period (in 000's) ...............................          4,908           4,908      4,908     4,908      4,908      4,908

----------
(1) Total investment return is calculated assuming a purchase of shares of beneficial interest at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

*    Annualized

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES - The Rivus Bond Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. SECURITY VALUATION - In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Trustees. At September 30, 2008, Penn Central Corp. and CPS Auto Trust were valued using fair value procedures and represented 1.85% and 0.67% of net assets, respectively.

     In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of April 1, 2008, the beginning of the Fund's current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

          - Level 1 - quoted prices in active markets for identical securities

          - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

          - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Summary of inputs used to value the Fund's net assets as of September 30, 2008 is as follows:

VALUATION INPUTS                                   INVESTMENTS IN SECURITIES
----------------                                   -------------------------
Level 1 - Quoted Prices                                   $        --
Level 2 - Other Significant Observable Inputs              78,235,654
Level 3 - Significant Unobservable Inputs                   2,104,114
                                                          -----------
TOTAL                                                     $80,339,768
                                                          ===========

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

                                                   INVESTMENTS IN SECURITIES
                                                         (MARKET VALUE)
                                                   -------------------------
BALANCE AS OF MARCH 31, 2008                              $2,212,515
Accrued discounts/premiums                                   101,480
Realized gain (loss)                                              --
Change in unrealized appreciation (depreciation)            (209,881)
Net purchases (sales)                                             --
Transfer in and/or out of Level 3                                 --
                                                          ----------
BALANCE AS OF SEPTEMBER 30, 2008                          $2,104,114
                                                          ==========

B. DETERMINATION OF GAINS OR LOSSES ON SALE OF SECURITIES - Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. FEDERAL INCOME TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes ("FIN 48"), on September 28, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the fund's tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2005-2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund's financial statements.

D. OTHER - Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES - Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. Distributions during the fiscal years ended March 31, 2008 and 2007 were characterized as follows for tax purposes:

          ORDINARY INCOME   RETURN OF CAPITAL   CAPITAL GAIN   TOTAL DISTRIBUTION
          ---------------   -----------------   ------------   ------------------
FY 2008      $5,643,833             $--              $--           $5,643,833
FY 2007      $5,643,838             $--              $--           $5,643,838

     At March 31, 2008, the components of distributable earnings on a tax basis were as follows:

                ACCUMULATED     CAPITAL LOSS   POST-OCTOBER   NET UNREALIZED
   TOTAL*     ORDINARY INCOME   CARRYFORWARD       LOSS        DEPRECIATION
-----------   ---------------   ------------   ------------   --------------
$(3,600,774)      $272,818       $(1,727,067)   $(664,981)     $(1,481,544)
===========       ========       ===========    =========      ===========

* Temporary differences include book amortization and deferral of post-October losses, if any, which will be recognized for the tax year ending March 31, 2009.

     As of March 31, 2008, the capital loss carryovers available to offset possible future capital gains were as follows:

  AMOUNT     EXPIRATION DATE
----------   ---------------
$  153,490        2010
 1,393,195        2011
    47,236        2013
   133,146        2015

     At September 30, 2008, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

 AGGREGATE    NET UNREALIZED   GROSS UNREALIZED   GROSS UNREALIZED
  TAX COST     DEPRECIATION      APPRECIATION      (DEPRECIATION)
-----------   --------------   ----------------   ----------------
$90,462,300    $(10,122,532)      $1,683,885        $(11,806,417)

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for amortization of market premium and accretion of market discount.

F. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PORTFOLIO TRANSACTIONS - The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2008:

                                COST OF    PROCEEDS FROM SALES
                               PURCHASES      OR MATURITIES
                              ----------   -------------------
U.S. Government Securities    $1,989,674        $9,650,193
Other Investment Securities   $7,623,895        $  380,754

NOTE 3 - CAPITAL STOCK - At September 30, 2008, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 4,907,678 shares issued and outstanding.

NOTE 4 - INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATED PERSONS - MBIA Capital Management Corp. ("MBIA-CMC") serves as Investment Adviser to the Fund. MBIA-CMC is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund's month end net assets and 0.40% on the Fund's month-end net assets in excess of $100 million.

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc., a member of PNC Financial Services Group, provides accounting and administrative services to the Fund and is compensated for these services by the Investment Adviser.

Certain officers of the Fund are also directors, officers and/or employees of investment adviser. None of the Fund's officers receives compensation from the Fund.

NOTE 5 - DIVIDEND AND DISTRIBUTION REINVESTMENT - In accordance with the terms of the Automatic Dividend Investment Plan (the "Plan"), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2008 the Fund issued no shares under this Plan.

NOTE 6 - RIGHTS OFFERING - On December 3, 2003 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund's prospectus an additional 1,234,420 shares were issued at a subscription price of $18.77 per share, making the gross proceeds raised by the offering $23,170,063, before offering-related expenses. Dealer/manager fees of $868,877 and offering costs of approximately $417,993 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $21,883,193. The dilution impact of the offering was $0.97 per share or 4.49% of the $21.58 net asset value per share on December 3, 2003, the expiration and pricing date of the offering.

SHAREHOLDER INFORMATION (UNAUDITED)

EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including a majority of those trustees who are not "interested persons" as such term is defined in the 1940 Act ("Independent Trustees"), unanimously approved the continuation for an additional one-year period of the existing investment advisory agreement dated June 30, 2006 (the "Agreement") between Rivus Bond Fund (the "Fund") and MBIA Capital Management Corp. (the "Adviser"). The Agreement has an initial term of two years and continues thereafter from year to year if specifically approved at least annually by the "vote of a majority of the outstanding voting securities" of the Fund or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

Before meeting to determine whether to approve the continuance of the Agreement, the Trustees had the opportunity to review written materials provided by the Adviser and legal counsel to the Fund which contained information to assist the Trustees in their evaluation of the Agreement. The Adviser had responded to an information and document request letter sent on behalf of the Board of Trustees pursuant to Section 15(c) of the 1940 Act. The Adviser provided information regarding (i) services performed for the Fund, (ii) the size and qualifications of the Adviser's portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager's management of the Fund, (iv) investment performance, (v) brokerage selection procedures, (vi) the procedures for allocating investment opportunities between the Fund and other clients, (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser's ability to service the Fund, (ix) the compliance with the Fund's investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, and (x) its proxy voting policies. Included with this information was also information regarding the advisory fees received and an analysis of these fees in relation to the delivery of services to the Fund, the costs of providing such services, the profitability of the Adviser in general and as a result of the fees received from the Fund and any other ancillary benefit resulting from the Adviser's relationship with the Fund. The Trustees had also received a copy of the advisory agreement, the Adviser's financial statements and its Form ADV. The Trustees were also provided with a memorandum from legal counsel regarding the applicable legal standards and relevant case law the Trustees should consider when approving the continuation of an investment advisory agreement. The Trustees also reviewed comparative performance data, comparative statistics and fee data for the Fund relative to other funds in its peer group.

The Trustees considered and weighed the above information based upon their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund. During its deliberations on whether to approve the continuance of the Agreement, the Trustees considered many factors.

The Trustees considered the nature, extent and quality of the services provided by the Adviser. The Trustees considered the services provided to the Fund by the Adviser as compared to services provided by other advisers which manage funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees concluded that the nature, extent and quality of the services provided by to the Fund were appropriate and consistent with the terms of the Agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services by the Adviser. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel. The Trustees noted that the portfolio managers of the Fund had approximately 55 years of combined investment experience.

The Trustees considered the investment performance of the Fund and the Adviser. The Trustees reviewed and considered comparative performance data and the Fund's performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies, its respective benchmark index, the Lehman Brothers Investment Grade Credit Index and its peer group rankings. The Trustees also noted their review and evaluation of the Fund's investment performance on an on-going basis throughout the year. The Trustees considered the consistency of performance results and the short-term and long-term performance of the Fund. The Trustees also noted the ability of the Fund to maintain a consistent dividend and that substantially all of the quarterly distributions paid out to shareholders were from investment income. They concluded that the performance of the Fund and the Adviser was within an acceptable range of performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies.

The Trustees then considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser's profitability. The Trustees were provided with and had reviewed the Adviser's financial statements. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser. The Trustees also noted that the Adviser is responsible for paying the Fund's administrator and accounting services agent. The Trustees were satisfied that the Adviser's profits were sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser's fees and profits (if any) derived from its relationship with the Fund in light of the Fund's expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, and the investment performance of the Fund.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale would be achieved at higher asset levels for the Fund to the benefit of Fund shareholders due to break-points in the advisory fee. However, the Trustees noted that the opportunity for asset growth was limited because the Fund is a closed-end fund.

The Trustees considered whether any events have occurred that would constitute a reason for the Trustees not to renew the Agreement and concluded there were not. The Independent Trustees also met in executive session outside of the presence of the Adviser and its representatives to deliberate on the approval of the Agreement. After consideration of all the factors, and taking into consideration the information presented during previous meetings of the Board of Trustees, the Trustees determined that it would be in the best interests of the Fund and its shareholders to approve the continuation of the Agreement. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the facts and circumstances.

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 25, 2008. At the meeting, shareholders voted on the election of all trustees, the results of which were as follows:

                            # of Shares   # of Shares
                              in Favor      Withheld
                            -----------   -----------
W. Thacher Brown ........    4,391,557       82,523
Suzanne P. Welsh ........    4,393,070       81,010
Morris Lloyd, Jr. .......    4,392,023       82,057
J. Lawrence Shane .......    4,392,336       81,744

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling
(800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC's website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. PNC acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has com-pleted its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from PNC Global Investment Servicing (U.S.) Inc., P.O. Box 43027, Providence, RI 02940-3027.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within MBIA-CMC and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA-CMC and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site - www.MBIA.com.

NOTICE

The Fund's Audit Committee adopted an audit committee charter on September 10, 2003. A copy of the audit committee charter was included as Appendix A to the Fund's proxy statement filed with the U.S. Securities and Exchange Commission in May, 2004, which is available on the SEC website: www.sec.gov. A copy of the Fund's audit committee charter is also available to shareholders, free of charge, upon request by calling the Fund at 800-331-1710.

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                          Contact Your Transfer Agent:
                   PNC Global Investment Servicing (U.S.) Inc.
        P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710

                                    TRUSTEES

                                W. THACHER BROWN
                                MORRIS LLOYD, JR.
                                J. LAWRENCE SHANE
                                SUZANNE P. WELSH

                                    OFFICERS

                                CLIFFORD D. CORSO
                                    PRESIDENT
                                 MARC D. MORRIS
                                    TREASURER
                                LEONARD CHUBINSKY
                                    SECRETARY
                                  RICHARD WALZ
                            CHIEF COMPLIANCE OFFICER
                               ROBERT T. CLAIBORNE
                                 VICE PRESIDENT
                                  GAUTAM KHANNA
                                 VICE PRESIDENT

                               INVESTMENT ADVISER

                          MBIA CAPITAL MANAGEMENT CORP.
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN

                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                             PHILADELPHIA, PA 19153

                                 TRANSFER AGENT

                   PNC GLOBAL INVESTMENT SERVICING (U.S.) INC.
                                 P.O. BOX 43027
                            PROVIDENCE, RI 02940-3027
                                 1-800-331-1710

                                     COUNSEL

                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

                            TAIT, WELLER & BAKER LLP
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103

                                  (RIVUS LOGO)
                                Managed by MBIA

                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2008

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               RIVUS BOND FUND

By (Signature and Title)*  /S/ CLIFFORD D. CORSO
                           -----------------------------------------------------
                           Clifford D. Corso, President
                           (principal executive officer)

Date  November 24, 2008
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ CLIFFORD D. CORSO
                           -----------------------------------------------------
                           Clifford D. Corso, President
                           (principal executive officer)

Date  November 24, 2008
    ----------------------------------------------------------------------------

By (Signature and Title)*  /S/ MARC D. MORRIS
                           -----------------------------------------------------
                           Marc D. Morris, Treasurer
                           (principal financial officer)

Date  November 24, 2008
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.